-----------------------------------------------



                            CHECKPOINT SYSTEMS, INC.,
                                     Issuer

                                       and

                            THE CHASE MANHATTAN BANK,
                                     Trustee


                              --------------------



                          SECOND SUPPLEMENTAL INDENTURE

                            Dated as of July 31, 2001

                              --------------------

                                U.S. $120,000,000

               5-1/4% Convertible Subordinated Debentures due 2005

                -------------------------------------------------



  (Amending Indenture Dated as of October 24, 1995, as amended by that certain
           First Supplemental Indenture dated as of February 27, 1998)

          THIS SECOND SUPPLEMENTAL INDENTURE is dated as of July 31, 2001, between CHECKPOINT SYSTEMS, INC., a Pennsylvania corporation (the "Company"), and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York corporation, as Trustee (the "Trustee").


                                   BACKGROUND
                                   ----------

          The Company and the Trustee have heretofore executed and delivered a certain Indenture dated as of October 24, 1995, as amended by that certain First Supplemental Indenture dated as of February 27, 1998 (together, the "Indenture"), pursuant to which U.S. $120,000,000 principal amount of the Company's 5-1/4% Convertible Subordinated Debentures due 2005 (the "Securities") were issued,

          The Securities  were issued in three  separate  components as follows:
(i) $47,160,000 in face amount pursuant to Rule 144A promulgated by the Securities and Exchange Commission ("SEC") pursuant to the United States
Securities Act of 1933, as amended (the "Securities Act") (the "Rule 144A Securities"), (ii) $90,000 in face amount pursuant to Regulation D promulgated by the SEC pursuant to the Securities Act (the "Regulation D Securities"), and
(iii) $72,750,000 in face amount pursuant to Regulation S promulgated by the SEC pursuant to the Securities Act (the "Regulation S Securities").

          The CUSIP Service Bureau assigned in October, 1995, No. 162825 AA 1 to the Rule 144A Securities and the Regulation D Securities. The CUSIP Service Bureau also assigned No. U16197 AA 0 to the Regulation S Securities.

          The Company filed a Registration Statement on Form S-3 with the SEC with respect to the Rule 144A Securities and the Regulation D Securities and the common stock of the Company into which such Securities are convertible, for $47,250,000 in principal amount of the Securities. All of the Regulation D Securities have been converted into Rule 144A Securities. The Registration Statement was declared effective on April 19, 1996 (Registration No. 333-01085). The Company was thereafter assigned a new CUSIP number in March, 1997, namely 162825 AB 9, for the Rule 144A Securities and Regulation D Securities.

          Section 9.1 of the Original Indenture provides that the Company and the Trustee may amend or supplement the Original Indenture without the consent of any Holder to create additional covenants of the Company for the benefit of the Holders, or to surrender any right or power conferred upon the Company in the Original Indenture or to make any other change that does not adversely affect the rights of any Holder.

          The Company has requested the Trustee to join with the Company in the execution and delivery of this Second Supplemental Indenture for the purpose of amending the Indenture to permit holders of Regulation S Securities in registered form to exchange such securities for Rule 144A Securities bearing CUSIP number 162825 AB 9. All defined terms used herein and not defined shall have the meanings ascribed to them in the Original Indenture.

          In consideration of the premises, and for the equal and ratable benefit of all Holders of the Securities, intending to be legally bound, the parties hereto agree as follows.

          Section 1.  Amendments to  Indenture.  Section 2.7 of the Indenture is
                      ------------------------
hereby amended by adding new subsections (i) and (j) which shall read in their entirety as follows:

                      "(i)  At any time after July 31,  2001,  the holder of any
               Registered Regulation S Security may exchange such Security for a new Rule 144A Security in definitive form of like aggregate principal amount and bearing CUSIP No. 162825 AB 9 or for an interest in the Rule 144A Global Security bearing CUSIP No. 162825 AB 9. Upon any exchange as provided in the preceding sentence, the Trustee shall cancel such Registered Regulation S Security and, in the case of an exchange for an interest in said Rule 144A Global Security, shall cause, or direct any custodian for such Rule 144A Global Security to cause, in accordance with the standing instructions and procedures existing between the Depositary and any such custodian, the aggregate principal amount of the Securities represented by said Rule 144A Global Security to be increased by the principal amount of the Registered Regulation S Security so cancelled. The Trustee shall not be required to receive in connection with any such exchange any certifications or opinions with respect to compliance with the United States securities laws and in connection with any such exchange may conclusively assume such compliance.

          Section 2. Exchange of Registered Regulation S Securities.
                     ----------------------------------------------

          A. In order to facilitate any exchange provided for in Section 2.7(i) or transfer provided for in Section 2B below of Registered Regulation S Securities for an interest in the Rule 144A Global Security bearing CUSIP No. 162825 AB 9, a new Rule 144A Global Security in the form attached hereto as
Exhibit 1A not bearing the  restrictive  legend  provided in Section  2.6(h) and
----------
reflecting CUSIP No. 162825 AB 9 shall be immediately issued by the Company in an initial aggregate principal amount equal to the principal amount of the Securities represented by the currently outstanding Rule 144A Global Security simultaneously with the cancellation and return to the Company of the currently outstanding Rule 144A Global Security. The principal amount of the Securities represented by such new Rule 144A Global Security may be adjusted to reflect exchanges pursuant to Section 2.7(i) or transfers pursuant to Section 2B below.

          B. In order to facilitate any exchange provided for in Section 2.7(i) or any transfer provided for in the following paragraph of Registered Regulation S Securities bearing CUSIP No. U16197 AA 0 for definitive Rule 144A Securities, the Company immediately shall execute and deliver to the Trustee a supply of definitive Rule 144A Securities bearing CUSIP No.162825 AB 9 in the form attached hereto as Exhibit 1A but without the restrictive legend provided in
                    ----------
Section 2.6(h) or the legend relating to global form (or the Schedule of Exchanges of

Definitive Notes annexed thereto) (a "Definitive Rule 144A Security") in such quantities as shall be reasonably requested by the Trustee.

          Any Holder of a Registered Regulation S Security bearing CUSIP No. U16197 AA 0 may transfer such Security to a person who will receive in lieu thereof either a Definitive Rule 144A Security or an interest in the Rule 144A Global Security bearing CUSIP No. 162825 AB 9. Upon any transfer as provided in the preceding sentence, the Trustee shall cancel such Registered Regulation S Security and, in the case of a transfer in exchange for an interest in said Rule 144A Global Security, shall cause, or direct any custodian for such Rule 144A Global Security to cause, in accordance with the standing instructions and procedures existing between the Depositary and any such custodian, the aggregate principal amount of the Securities represented by said Rule 144A Global Security to be increased by the principal amount of the Registered Regulation S Security so cancelled. The Trustee shall not be required to receive in connection with any such transfer any certifications or opinions with respect to compliance with the United States securities laws and in connection with any such transfer may conclusively assume such compliance.

          Section 3. Miscellaneous.
                     -------------

          A. Except as expressly amended by this Second Supplemental Indenture, the Indenture, as heretofore amended, shall continue in full force and effect in accordance with its terms.

          B. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement. One signed copy shall be enough to prove this Second Supplemental Indenture.

          C. The Trustee and the Company agree to cooperate with The Depository Trust Company to communicate notice of this Second Supplemental Indenture to all holders of the Regulation S Securities as promptly and as effectively as practicable upon execution of this Second Supplemental Indenture in order to permit such holders to effect an exchange of their Securities for Securities bearing CUSIP No. 162825 AB 9, as promptly as possible.

          D. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of same. The Trustee makes no representations as to the adequacy of this Second Supplemental Indenture, the validity hereof as to the Company or the due execution hereof by the Company.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first written above.

                                            CHECKPOINT SYSTEMS, INC.


Attest:/s/ Neil D. Austin                   By: /s/ W. Craig Burns
       -----------------------------            -------------------------------
            Secretary                            Executive Vice President


                                            THE CHASE MANHATTAN BANK,
                                                as Trustee


Attest:/s/ Denise Moore                     By: /s/ David G. Safer
       -----------------------------            -------------------------------
            Trust Officer                         Vice President

                     EXHIBIT 1A - RULE 144A GLOBAL SECURITY


         Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (55 Water Street, New York, New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                            CHECKPOINT SYSTEMS, INC.

                   (Incorporated in the State of Pennsylvania)

               5 1/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2005

CUSIP No. 162825 AB 9

No. R-4                                                        U.S. $59,092,000

          Checkpoint Systems, Inc., a corporation duly incorporated and existing under the laws of the Commonwealth of Pennsylvania (the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $59,092,000 United States Dollars on November 1, 2005 upon presentation and surrender hereof and to pay interest thereon, from October 24, 1995 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on May 1 and November 1 in each year (each an "Interest Payment Date"), commencing May 1, 1996, at the rate of 5 1/4% per annum until the principal hereof is paid or made available for payment. Interest hereon shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined on the reverse hereof), be paid to the person in whose name this Security is registered at the close of business on the Interest Record Date for such interest payment, which shall be October 15 or April 15 (whether or not a Business Day) next preceding such Interest Payment Date. To the extent lawful, the Company shall pay interest on overdue principal and overdue installments of interest at the rate borne by this Security, compounded semi-annually. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Interest Record Date and, together with Defaulted Interest relating thereto, may be paid at any time in any lawful manner, all as more fully provided in the Indenture. Payment of interest on this Security shall be made by United States dollar check (or in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts) drawn on a bank in the City of New York and mailed to the person entitled thereto at his address as it shall appear in the Security Register, or (if arrangements satisfactory to the Company and the Trustee (as defined on the reverse hereof) are made) by wire transfer to a United States dollar account maintained by the payee with a bank in the City of New York; provided, however, that if such mailing is not possible and no such application
--------   -------
shall have been made, payment of interest shall be made at the principal corporate trust office of the Trustee, or such other office or agency of the Company as may be designated for such purpose in the City of New York, in United States currency.

          Reference is hereby made to the further provisions of this Security set forth under Terms and Conditions of the Securities on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Security shall not become valid or enforceable for any purpose unless and until the certificate of authentication hereon shall have been manually signed by a duly authorized officer of the Trustee.

          IN WITNESS WHEREOF, the Company has caused this Security to be duly executed in its corporate name and under its corporate seal by the manual or facsimile signature of a duly authorized signatory.

Dated:  July 31, 2001

                                    CHECKPOINT SYSTEMS, INC.

[Corporate Seal]

                                    By:/s/ W. Craig Burns
                                       -----------------------------------------
                                       Name:  W. Craig Burns
                                       Title: Executive Vice President

Attest:

/s/ Neil D. Austin
----------------------------



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities described in the within-mentioned Indenture.

                                    THE CHASE MANHATTAN BANK
                                       as Trustee



                                    By:
                                       -----------------------------------------
                                       Authorized Officer
Dated: ______, 2001

                              (REVERSE OF SECURITY)

                     Terms and Conditions of the Securities

1.       General.
         -------

          (a) This Security is one of a duly authorized issue of securities of the Company designated as its 5 1/4% Convertible Subordinated Debentures due 2005 (herein called the "Securities"), limited in aggregate principal amount to U.S.$120,000,000. The Company issued the Securities under an Indenture, dated as of October 24, 1995, between the Company and The Chase Manhattan Bank (formerly called Chemical Bank), as trustee (the "Trustee"), which was subsequently amended by that certain First Supplemental Indenture dated as of February 27, 1998 and that certain Second Supplemental Indenture dated as of July 31, 2001 (as amended, the "Indenture"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act, as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are general unsecured obligations of the Company.

          (b) The Securities are issuable as bearer securities (the "Bearer Securities"), with interest Coupons attached, in the denominations of U.S.$1,000 and U.S.$10,000, and as registered securities (the "Registered Securities"), without coupons, in denominations of U.S. $1,000 and integral multiples thereof. The Registered Securities, and transfers thereof, shall be registered as provided in the Indenture. The holder of any Bearer Security or any Coupon and the registered holder of a Registered Security shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes, except as provided in the Indenture, as the absolute owner of such Security or Coupon, as the case may be, regardless of any notice of ownership, theft or loss or of any writing thereon.

2.   Additional   Amounts.   The  Company  will  pay,  as  additional   interest
     --------------------
     ("Additional Amounts"), to the Holder of this Security or of any Coupon appertaining hereto who is a United States Alien (as defined below) such amounts as may be necessary in order that every net payment of the principal of and premium, if any, and interest on this Security, after withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the interest provided herein or any Coupon appertaining hereto to be then due and payable; provided, however,
                                                             --------   -------
     that the foregoing obligation to pay Additional Amounts shall not apply to:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or stockholder of, or a person holding a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, stockholder or person holding a power) being or having been a citizen or resident or treated as a resident thereof or being or having been engaged in a trade or business therein or being or having been present therein or having or having had a permanent establishment therein, (ii) such Holder's present or former status as a personal holding company, foreign personal holding company, passive foreign investment company, foreign private foundation or other foreign tax-exempt entity or controlled foreign corporation for United States tax purposes or a corporation which accumulates earnings to avoid United States Federal income tax, or (iii) such Holder's status as a bank extending credit pursuant to a loan agreement entered into in the ordinary course of business;

          (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Security or any Coupon appertaining hereto for payment on a date more than 10 days after the date on which such payment became due and payable or on the date on which payment thereof is duly provided, whichever occurs later;

          (c)  any estate,  inheritance,  gift,  sales,  transfer or personal or
     intangible   property  tax  or  any  similar  tax,   assessment   or  other
     governmental charge;

          (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or present or former connection with the United States of the Holder or beneficial owner of such Security or any related Coupon if such compliance is required by statute, regulation or ruling of the United States or any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

           (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of and premium, if any, or interest on this Security;

           (f) any tax, assessment or other governmental charge imposed on interest received by a person holding, actually or constructively, 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote; or

          (g) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of and premium, if any, or interest on any Security or interest on any Coupon appertaining thereto if such payment can be made without such withholding by any other paying agent;

nor shall Additional Amounts be paid with respect to any payment of the principal of or premium, if any, or interest on this Security (or cash in lieu of issuance of shares of Common Stock upon conversion) to a person other than the sole beneficial owner of such payment or that is a partnership or fiduciary to the extent such beneficial owner, member of such partnership or beneficiary or settlor with respect to such fiduciary would not have been entitled to the payment of Additional Amounts had such beneficial owner, member, beneficiary or settlor been the holder of this Security or any Coupon appertaining hereto.

          The term "United States Alien" means any person who, for United States Federal income tax purposes, is (i) a foreign corporation, (ii) a foreign partnership one or more of the members of which are, for United States federal income tax purposes, foreign corporations, non-resident alien individuals or a nonresident alien fiduciaries of a foreign estate or trust, (iii) a non-resident alien individual or (iv) a non-resident alien fiduciary of a foreign estate or trust, and the term "United States" means the United States of America (including the several States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

          Whenever any Additional Amounts are to be paid on the Securities, the Company will give notice to the Trustee, the Paying Agent and any paying agency of the Company, all as provided in the Indenture.

3.       Redemption.
         ----------

          (a) The Company, at its option, may redeem the Securities, in whole or in part (but if in part, in aggregate principal amounts of no less than $1,000), at any time or times, upon notice as hereinafter prescribed, at a redemption price equal to 101% of their principal amount if redeemed before November 1, 2001 and 100% of their principal amount if redeemed on or after November 1, 2001, in each case together with accrued and unpaid interest to the date fixed for redemption. If fewer than all of the then outstanding Securities are to be redeemed, the Securities to be redeemed will be selected by the Trustee not more than 75 days prior to the date fixed for redemption, by such method as the Trustee shall deem fair and appropriate. Provisions of this Security that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be called for redemption.

          (b) If, at any time, the Company shall determine that as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or any amendment to or change in an official application or interpretation of such laws, regulations or rulings which change or amendment becomes effective on or after October 17, 1995 the Company has or will become obligated to pay to the holder of any Security or Coupon Additional Amounts and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its election exercised at any time when such conditions continue to exist, redeem such Securities as a whole but not in part, upon notice as hereinafter prescribed, at a redemption price equal to 100% of the principal amount, together with accrued interest, if any, to the date fixed for redemption; provided that no such notice of redemption shall be given earlier than 90 days
--------
prior to the earliest date on which the Company would be obliged to pay such Additional Amounts were a payment in respect of such Securities then due;  and  provided  further,  that at the time such notice is given,  such
                --------  -------
obligation to pay such Additional Amounts remains in effect.

          Prior to any redemption of the Securities pursuant to the preceding paragraph, the Company shall provide the Trustee with one or more certificates (signed by the President or any Vice President and the Treasurer or the Secretary) of the Company on which the Trustee may conclusively rely to the effect that the Company is entitled to redeem such Securities pursuant to such paragraph and that the conditions precedent to the right of the Company to redeem such Securities pursuant to such paragraph have occurred and a written Opinion of Counsel (who may be an employee of the Company) stating that all legal conditions precedent to the right of the Company to redeem such Securities pursuant to such paragraph have occurred.

          (c) The Company shall, except as set forth in the next succeeding paragraph, redeem the Bearer Securities as a whole but not in part, upon notice as hereinafter prescribed, at 100% of their principal amount, together with interest accrued and unpaid to the date fixed for redemption, less applicable withholding taxes, if any, plus any applicable Additional Amounts payable, after the Company determines, based on a written Opinion of Counsel, that any certification, identification or information reporting requirement of any present or future United States law or regulation with regard to the nationality, residence or identity of a beneficial owner of a Bearer Security or a Coupon appertaining thereto who is a United States Alien would be applicable to a payment of principal of or interest on a Bearer Security or a Coupon appertaining thereto made outside the United States by the Company or a paying agent (other than a requirement (a) which would not be applicable to a payment made by the Company or any one of its paying agents (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner, or (b) which could be satisfied by the Holder, custodian, nominee or other agent certifying that the beneficial owner is a United States Alien, provided, however, in each case referred to in clauses (a)(ii) and (b)
        --------   -------
payment by such custodian, nominee or agent of the beneficial owner is not otherwise subject to any requirement referred to in this sentence). The Company shall make such determination and will notify the Trustee thereof in writing as soon as practicable, stating in the notice the effective date of such certification, identification, or information reporting requirement and the dates within which the redemption shall occur, and the Trustee shall give prompt notice thereof in accordance with the Indenture. The Company shall determine the Redemption Date by notice to the Trustee at least 75 days before the Redemption Date, unless shorter notice is acceptable to the Trustee. Such redemption of the Securities must take place on such date, not later than one year after the publication of the initial notice of the Company's determination of the existence of such certification, identification or information reporting requirement. The Company shall not so redeem the Bearer Securities, however, if the Company shall, based on a subsequent event, determine, based on a written Opinion of Counsel, not less than 30 days prior to the date fixed for redemption, that no such payment would be subject to any requirement described above, in which case the Company shall notify the Trustee, which shall give prompt notice of that determination in accordance with the Indenture and any earlier redemption notice shall thereupon be revoked and of no further effect.

          Notwithstanding the preceding paragraph, if and so long as the certification, identification or information reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of United States withholding, backup withholding or similar taxes, the Company may elect, prior to the giving of the notice of redemption, to have the provisions of this paragraph apply in lieu of the provisions of the preceding paragraph. In that event, the Company will pay such Additional Amounts (without regard to Section 2 hereof) as are necessary in order that, following the effective date of such requirements, every net payment made outside the United States by the Company or a paying agent of the principal of and interest on a Bearer Security or a Coupon appertaining thereto to a Holder who is a United States Alien (without regard to a certification, identification or information reporting requirement as to the nationality, residence or identity of such Holder), after deduction for United States withholding, backup withholding or similar taxes (other than withholding, backup withholding or similar taxes (i) which would not be applicable in the circumstances referred to in the parenthetical clauses of the first sentence of the next preceding paragraph or (ii) are imposed as a result of presentation of such Bearer
Security or Coupon for payment more than 10 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever is later), will not be less than the amount provided in the Bearer Security or the Coupon to be then due and payable. If the Company elects to pay such Additional Amounts and as long as it is obligated to pay such Additional Amounts, the Company may subsequently redeem the Bearer Securities, at any time, in whole but not in part, upon not more than 60 days nor less than 30 days notice, given as hereinafter prescribed, at 100% of their principal amount, plus accrued interest to the date fixed for redemption and Additional Amounts, if any.

          (d) If there shall occur a Change of Control (as defined in the Indenture) with respect to the Company, then the Holder of this Security shall have the right, at such Holder's option, exercised in accordance with this
Section 3(d), to require the Company to purchase this Security, in whole but not in part, on the Holder Redemption Date at a Redemption Price equal to 100% of the principal amount, together with accrued interest to the Holder Redemption Date.

          Notwithstanding the fact that a Security is called for redemption by the Company otherwise than pursuant to this Section 3(d), each Holder of a Security desiring to exercise the option for redemption set forth in this
Section 3(d) shall, as a condition to such redemption, on or before the close of business on the fifth Business Day prior to the Holder Redemption Date, surrender the Security to be redeemed (together with all unmatured Coupons, if applicable), in whole but not in part, together with the Redemption Notice hereon duly executed at the place or places specified in the notice required by
Section 3(e) and otherwise comply with the provisions of Section 3(f). A Holder of a Security who has tendered a Redemption Notice (i) will be entitled to revoke its election by delivering a written notice of such revocation together with the Holder's non-transferable receipt for such Security to the office or agency of the Company designated as the place for the payment of the Securities to be so redeemed on or before the Holder Redemption Date and (ii) will retain the right to convert its Securities into shares of Common Stock of the Company on or before the close of business on the fifth day (or if such day is not a Business Day, on the next succeeding Business Day) next preceding the Holder Redemption Date.

          In  connection  with any  repurchase  of  Securities  pursuant to this
Section 3(d), the Company will comply with any applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission and nothing herein, including the time periods in which redemption is to occur, shall require the Company to take action which violates such applicable rules and regulations.

          (e) Notice of any redemption or notice in connection with a Change of Control will be given in accordance with Section 3.1 of the Indenture.

          (f) If (i) notice of redemption has been given in the manner set forth in Section 3.1 of the Indenture with respect to Securities to be redeemed at the option of the Company, or (ii) notice of redemption has been given by the Holder of a Security to be redeemed pursuant to Section 3(d) hereof, the Securities so to be redeemed shall become due and payable on the applicable Redemption Date specified in such notice and upon presentation and surrender of the Securities at the place or places specified in the notice given by the Company with respect to such redemption, together in the case of Bearer Securities with all appurtenant Coupons, if any, maturing subsequent to the Redemption Date, the Securities shall be paid and redeemed by the Company, at the places and in the manner and currency herein specified and at the Redemption Price together with accrued interest, if any, to the Redemption Date; provided, however, that
                                                       --------   -------
interest due in respect of Coupons maturing on or prior to the Redemption Date shall be payable only upon the presentation and surrender of such Coupons (at an office or agency located outside of the United States of America). If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the amount otherwise payable an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if they are furnished with such security or indemnity as they may require to save each of them and each other paying agency of the Company harmless. From and after the Redemption Date, if monies for the redemption of Securities shall have been available at the principal corporate trust office of the Trustee for redemption on the Redemption Date, the Securities shall cease to bear interest, the Coupons for interest appertaining to Bearer Securities maturing subsequent to the Redemption Date shall be void, and the only right of the holders of such Securities shall be to receive payment of the Redemption Price together with accrued interest to the Redemption Date. If monies for the redemption of the Securities are not made available by the Company for payment until after the Redemption Date, the Securities shall not cease to bear interest until such monies have been so made available.

4.       Conversion.
         ----------

          (a) Subject to and upon compliance with the provisions of the Indenture, a holder of Securities is entitled, at its option, at any time on and after the Exchange Date and prior to the close of business on November 1, 2005 to convert such Security (or any portion of the principal amount thereof which is U.S.$1,000 or an integral multiple thereof), at the principal amount thereof, or of such portion, into fully paid and nonassessable shares ("Conversion Shares") of common stock, par value $.10 per share ("Common Stock"), of the Company (calculated as to each conversion to the nearest 1/1000 of a share) at a Conversion Price equal to U.S.$36.75 aggregate principal amount of Securities for each Conversion Share (the "Conversion Price") (or at the current adjusted Conversion Price if an adjustment has been made as provided herein) by surrender of the Security, together with (i) if a Bearer Security, all unmatured Coupons and any matured Coupons in default appertaining thereto, or (ii) if a Registered Security (if so required by the Company or the Trustee), instruments of transfer in form satisfactory to the Company and the Trustee, duly executed by the registered holder or by his duly authorized attorney, and, in either case, (iii) the Conversion Notice hereon duly executed (x) at the principal corporate trust office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in the City of New York, or (y) subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any such conversion agency, at the London office of The Chase Manhattan Bank (formerly Chemical Bank) located at Trinity Tower, 9 Thomas More Street, London E1W1YT, England, and Banque Internationale a Luxembourg S.A., 69, route d'Esch, L1470 Luxembourg, or at such other offices or agencies as the Company may designate; provided, however, that if any Security
                                        --------   -------
or a portion thereof is called for redemption by the Company, or the holder thereof elects to have such Security redeemed in whole by the Company pursuant to Section 3(d) hereof, then in respect of such Security (or, in the case of partial redemption by the Company, such portion thereof) the right to convert such Security (or, in the case of partial redemption by the Company, such portion thereof) shall expire (unless the Company defaults in making the payment due upon redemption) at the close of business on the fifth day (or if such date is not a Business Day, on the next succeeding Business Day) next preceding the Redemption Date or the Holder Redemption Date (unless in the latter case the holder shall have first revoked his redemption election in accordance with
Section 3(d) hereof).

          (b) In the case of any Registered Security which is converted after any Interest Record Date and on or prior to the next succeeding Interest Payment Date, interest that is payable on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest shall be paid to the person in whose name that Registered Security is registered at the close of business on such Interest Record Date. Except as otherwise provided in the immediately preceding sentence, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends or distributions on the Conversion Shares issued upon conversion. Registered Securities surrendered for conversion during the period after the close of business on any Interest Record Date next preceding any Interest Payment Date to the close of business on such Interest Payment Date shall (except in the case of Registered Securities or portions thereof which are called for redemption on a Redemption Date within such period) be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount being surrendered for conversion. No fractions of shares or scrip representing fractions of shares will be issued or delivered on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture.

          (c) (i) In case at any time the Company shall pay or make a stock dividend or other distribution on any class of equity securities of the Company in shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares of Common Stock constituting such dividend or other distribution, such adjustment to become effective immediately after the opening of business on the day following the date fixed for such determination; and in the event that such dividend or other distribution is not so made, or is made in part, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect (i) if such record date has not been fixed or (ii) based on the actual number of shares actually issued, as the case may be.


(ii) In case at any time the Company shall (A) subdivide its outstanding shares of Common Stock into a greater number of shares, (B) combine its outstanding shares of Common Stock into a smaller number of shares, or (C) issue by reclassification of its shares of Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) any shares of capital stock, the Conversion Price in effect at the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Security surrendered for conversion after such time shall be entitled to receive the aggregate number and kind of shares which, if such Security had been converted immediately prior to such time, he would have owned upon such conversion and been entitled to receive upon such subdivision, combination or reclassification. Such adjustment shall become effective immediately after the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

          (iii) In case at any time the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase Common Stock at a price per share less than the Current Market Price per share of Common Stock on such record date, the Conversion Price in effect at the opening of business on the day following such record date shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price per share of Common Stock and the denominator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following such record date; provided, however, that no adjustment to the Conversion Price shall
             --------  -------
be made pursuant to this Section 4(c)(iii) if the holders of Securities receive, or are entitled to receive upon conversion or otherwise, the same rights or warrants as are issued to the holders of Common Stock, on the same terms and conditions as such rights or warrants are so issued to the holders of Common Stock. Such reduction shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, or are issued in part, or are issued but all or part of which expire unexercised, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect (i) if such record date had not been fixed or (ii) based on the actual number of rights or warrants actually issued, as the case may be.

          (iv) In case at any time the Company shall fix a record date for the making of a distribution, by dividend or otherwise, to all holders of its shares of Common Stock, of evidences of its indebtedness or assets (including securities, but excluding (x) any dividend or distribution referred to in paragraph (i) of this subsection (c) and any rights or warrants referred to in paragraph (iii) of this subsection (c), and (y) any dividend, return of capital or distribution paid in cash out of the retained earnings of the Company), then in each such case the Conversion Price in effect after such record date shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a statement filed with the Trustee) of the portion of the assets or evidences of indebtedness so to be distributed, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such Current Market Price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date has not been fixed.

          (v) The Company may make such adjustments in the Conversion Price, in addition to those required by paragraphs (i), (ii), (iii) and (iv) of this section, as it considers to be advisable in order that any event treated for United States Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

          (vi) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least U.S.$.25 in such Conversion Price; provide, however, that any adjustment which by reason of
                       -------   -------
this paragraph (vi) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subsection (c) shall be made to the nearest cent or to the nearest 1/1000 of a share, as the case may be.

          (d) Whenever the Conversion Price is adjusted and in the event of certain other corporate actions, as herein provided, the Company shall give notice, all as provided in the Indenture.

(e) The Company shall use its reasonable best efforts to cause all registrations with, and to obtain any approvals by, any governmental authority under any Federal or state law of the United States that may be required before the Conversion Shares (or other securities issuable upon conversion of the Securities) may be lawfully issued or transferred and delivered.

5.       Transfer and Exchange of Securities.
         -----------------------------------

          (a) Title to Bearer Securities and coupons shall pass by delivery. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Registered Securities is registrable on the Security Register upon surrender of a Registered Security for registration of transfer at the office or agency of the Trustee in the City of New York, or, subject to applicable laws and regulations, at the office of the paying agency in Luxembourg, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the holder thereof or his attorney duly authorized in writing, and thereupon one or more new Registered Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          (b) As provided in the Indenture and subject to certain limitations therein set forth, Bearer Securities (with all unmatured Coupons appertaining thereto) are exchangeable at, subject to applicable laws and regulations, the offices of the paying agencies in London and Luxembourg or as designated by the Company for such purpose pursuant to the Indenture, for an equal aggregate principal amount of Registered Securities and/or Bearer Securities of authorized denominations, and Registered Securities are exchangeable at the principal corporate trust office of the Trustee in the City of New York or, subject to applicable laws and regulations, the offices of the paying agencies in London and Luxembourg or as designated by the Company for such purpose pursuant to the Indenture, for an equal aggregate principal amount of Registered Securities of authorized denominations as requested by the Holder surrendering the same. Registered Securities will not be exchangeable for Bearer Securities. The Company shall not be required (a) to exchange Bearer Securities for Registered Securities during the period between the close of business on any Interest Record Date and the opening of business on the next succeeding Interest Payment Date, (b) to exchange any Bearer Security (or portion thereof) for a Registered Security if the Company shall determine and inform the Trustee in writing that, as a result thereof, the Company may incur adverse consequences under the Federal income tax laws and regulations (including proposed regulations) of the United States in effect or proposed at the time of such exchange, or (c) in the event of a redemption in part, (i) to register the transfer of Registered Securities or to exchange Bearer Securities for Registered Securities during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption; (ii) to register the transfer of or exchange any such Registered Securities, or portion thereof, called for redemption; or (iii) to exchange any such Bearer Securities called for redemption; provided, however, that a Bearer Security called for redemption
                 --------  -------
may be exchanged for a Registered Security which is simultaneously surrendered, with written instruction for payment on the Redemption Date, unless the Redemption Date is during the period between the close of business on any Interest Record Date and the close of business on the next succeeding Interest Payment Date, in which case such exchange may only be made prior to the close of business on the Interest Record Date immediately preceding the Redemption Date. The Company also shall not be required to exchange Securities if, as a result thereof, the Company would incur adverse consequences under United States Federal income tax laws in effect at the time of such exchange. In the event of redemption or conversion of a Registered Security in part only, a new Registered Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the holder thereof.

          (c) The costs and expenses of effecting any exchange or registration of transfer pursuant to the foregoing provisions, except for the expenses of delivery (if any) by other than regular mail and except, if the Company shall so require, the payment of a sum sufficient to cover any tax or other governmental charge or insurance charges that may be imposed in relation thereto, will be borne by the Company.

          (d) The Company has initially appointed the Trustee as registrar, transfer agent, paying agent and conversion agent acting through the Trustee's principal corporate trust office in the City of New York and its agents in London. The Company has also initially appointed Banque Internationale a Luxembourg S.A. as a transfer agent, paying agent and conversion agent. The Company may at any time terminate the appointment of the registrar and such agents and appoint additional or other registrars and agents or approve any change in an office through which the registrar or any agent acts; provided
                                                                        --------
that, until all of the Securities have been delivered to the Trustee for cancellation, or monies sufficient to pay the Securities have been made available for payment and either paid or returned to the Company as provided in the Securities and the Indenture, the Company will maintain a paying agent and a conversion agent (i) in the City of New York in the United States for the payment of the principal and interest on Registered Securities and for the surrender of Securities for conversion or redemption and (ii) in a European city that, so long as the Securities are listed on the Luxembourg Stock Exchange and such exchange shall so require, shall be Luxembourg, for the payment of the principal and interest on Securities and for the surrender of Securities for conversion or redemption.

6.       Meetings of Holders.
         -------------------

          A meeting of holders of Securities may be called at any time and from time to time in the manner and for the purposes set forth in the Indenture.

          The Trustee may at any time call a meeting of holders of the Securities to be held at such time and at such place in any of such designated locations as the Trustee shall determine. Notice of every meeting of holders shall be made as specified in the Indenture.

7.       Amendment; Supplement: Waiver.
         -----------------------------

          Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented, and any existing Default or Event of Default or compliance with any provision may be waived, with the written consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the rights of any Holder of a Security.

8.       Subordination.
         -------------

          Payment of principal, premium, if any, interest on and Additional Amounts with respect to the Securities is subordinated, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness.

9.       Successors.
         ----------

          Except as otherwise provided in the Indenture, when a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

10.      Defaults and Remedies.
         ---------------------

          If an Event of Default occurs and is continuing (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization in which events all principal, accrued interest and Additional Amounts, if any, with respect to the Securities will be immediately due and payable without any declaration or other act on the part of the Trustee or the Holders), then in every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal, interest or Additional Amounts), if it determines that withholding notice is in their interest.

11.      No Recourse Against Others.
         --------------------------

          No stockholder, director, officer or employee, as such, past, present or future, of the Company or any successor corporation shall have any personal liability in respect of the obligations of the Company under the Securities or the Indenture by reason of his, her or its status as such stockholder, director, officer or employee. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

12.  Non-Business  Days. In any case where the date of maturity of the principal
     ------------------
     of or interest on (or Additional Amounts, if any) the Securities or the date fixed for redemption of any Security shall be at any place of payment a day other than a Business Day, then payment of principal or interest (or Additional Amounts, if any) need not be made on such date at such place but may be made on the next succeeding Business Day at such place of payment, with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

13.  Notices.  All notices to the Holders of  Securities  will be published on a
     -------
     Business Day in Authorized Newspapers in the City of New York and in London, and, as long as the Securities are listed on the Luxembourg Stock Exchange, in an Authorized Newspaper in Luxembourg or, if either publication in London or Luxembourg is not practical, in an Authorized Newspaper in any country in Europe. Notices shall be deemed to have been given on the date of publication as aforesaid or, if published on different dates, on the date of the first such publication. A copy of each notice will be mailed by the Trustee, on behalf of and at the expense of the Company, by first-class mail to each holder of a Registered Security at the registered address of such holder as the same shall appear in the Security Register on the day fifteen days prior to such mailing. The Trustee shall promptly furnish to the Company, the Paying Agent and to each other paying agency of the Company a copy of each notice so published or mailed.

14.      Governing Law.
         -------------

          (a) The Indenture, this Security and any coupons appertaining hereto shall be governed by and construed in accordance with the laws of the State of New York, United States of America, without regard to principles of conflicts of laws.

(b) The Company has appointed the Trustee as its agent upon whom process may be served in any legal action or proceeding relating to or arising out of this Security, the Indenture or any Coupon appertaining hereto.

15.  Authentication. This Security and any Coupon appertaining thereto shall not
     --------------
     become valid or obligatory for any purpose until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

16.  Warranty of the Issuer.  Subject to Section 15 hereof,  the Company  hereby
     ----------------------
     certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Security and any coupons appertaining thereto, and to constitute the same legal, valid and binding obligations of the Company enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

17.  Status as United States Real Property Holding  Corporation.  To the best of
     ----------------------------------------------------------
     its knowledge, as of the date of the issuance of this Security, the Company is not a "United States real property holding corporation" as defined in
     Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"). A nonUnited States person disposing of this Security may request from the Company a statement as to whether this Security constitutes a "United States real property interest" (as defined in Code Section 897(c)(1)) as of the date of disposition. It may be necessary to obtain a statement that this Security does not constitute a "United States real property interest" prior to the time that a tax return would otherwise be required to be filed with the Internal Revenue Service with respect to such disposition in order to avoid a withholding tax on such disposition. If, at any time while this Security is outstanding, the Company determines that it is at such time a "United States real property holding corporation," it shall provide notice of such determination in accordance with the provisions of Section 13 hereof. The Holder of this Security can contact the Company at 101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086 to obtain information as to the United States income tax consequences of the classification of the Company as a "United States real property holding corporation."

18.  Abbreviations and Defined Terms.
     -------------------------------

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM ( = tenants in common), TEN ENT ( = tenants by the entireties), JT TEN ( = joint tenants with right of survivorship and not as tenants in common), CUST ( = Custodian), and U/G/M/A ( = Uniform Gifts to Minors
Act).

19.  CUSIP Numbers.
     -------------

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

20.  Additional Rights of Holders of Restricted Securities.
     -----------------------------------------------------

     In addition to the rights provided to Holders of Securities under the Indenture, Holders of Restricted Securities shall have all the rights set forth in the Registration Rights Agreement.

21.  Accounting  Terms. All accounting terms not otherwise  defined herein shall
     -----------------
     have the meanings assigned to them in accordance with generally accepted accounting principles as applied in the United States.

22.  Descriptive  Headings.  The descriptive  headings  appearing herein are for
     ---------------------
     convenience of reference only and shall not alter, limit or define the provisions hereof.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Request may be made to:

                          Checkpoint Systems, Inc.
                          101 Wolf Drive
                          P.O. Box 188
                          Thorofare, New Jersey  08086
                          Attention:  Secretary

                                 TRANSFER NOTICE


FOR VALUE RECEIVED, the undersigned Holder hereby sell(s), assign(s) and transfers) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
whose taxpayer identification number is _____________________ and whose address including postal/zip code is ___________________________________________________
________________________________________________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing _____________________________________ attorney-in-fact to transfer said Security on the books of the Company with full power of substitution in the premises.







Dated:                                          Name:
       -----------------------------                 ---------------------------

                                                By:
                                                     ---------------------------

                                                Title:
                                                      -------------------------

                                        NOTICE:   The signature of the Holder to
                                        this assignment must correspond with the name as written upon the face of the within instrument in every particular, without enlargement or any change whatsoever.

                                        SIGNATURE GUARANTEED



                                        ________________________________________

                                CONVERSION NOTICE

If (i) Registered Security of denomination U.S.$1,000 or (ii) Bearer Security of denomination U.S.$1,000:

     The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security into shares of Common Stock of Checkpoint Systems, Inc. in accordance with the terms of this Security and directs that such shares be registered in the name of and delivered, together with a check in payment for any fractional share, to the undersigned unless a different name has been indicated below. If shares are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:
      ----------------------                       -----------------------------
                                                   Signature
                                                   MUST BE GUARANTEED IF
                                                   STOCK IS TO BE ISSUED IN
                                                   A NAME OTHER THAN THE
                                                   REGISTERED HOLDER OF
                                                   THE SECURITY

If shares are to be registered in the name of and delivered to a person other than the holder, please print such person's name and address and, if this is a Restricted Security, complete Transfer
Notice:

___________________________________________


___________________________________________


___________________________________________

                                                            HOLDER

                                                   Please print name and address
                                                   of holder:

                                                   _____________________________

                                                   _____________________________

                                                   _____________________________

                                CONVERSION NOTICE

If (i) Registered Security of denomination greater than U.S.$1,000 or (ii) Bearer Security of denomination U.S.$10,000:

     The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is U.S.$1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Checkpoint Systems, Inc. in accordance with the terms of this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered (if a Registered Security) in the name of the undersigned unless a different name has been indicated below. If shares or Securities are to be registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:
      -----------------                    -------------------------------------
                                           Signature
                                           MUST BE GUARANTEED IF THE
                                           STOCK IS TO BE ISSUED IN A NAME
                                           OTHER THAN THE REGISTERED
                                           HOLDER OF THE SECURITY

If shares or Securities are to registered   If only a portion of the Securities
in the name of a Person other than the      is to be converted, please indicate:
holder, please print such person's name
and address and, if this is a Restricted
Security, complete Transfer Notice:         1. Principal Amount to be converted:
                                            U.S.$____________________________

______________________________              2. Kind, amount and denomination of
                                            Securities representing unconverted
______________________________              principal amount to be issued:

______________________________              Bearer-U.S.$________________________
                                            Denominations:  U.S.$_______________
                                            (U. S. $1,000 or $10,000)

                                            Registered-U.S.$____________________
                                            Denominations:  U.S.$_______________
                                            (U.S.$1,000 or an integral multiple
                                            thereof)

                                            REGISTERED SECURITIES ARE NOT
                                            EXCHANGEABLE FOR BEARER SECURITIES.

                      REDEMPTION NOTICE UNDER SECTION 3(d)


     The undersigned holder of this Security hereby requests and instructs the Company to redeem this Security in accordance with the terms of Section 3(d) of this Security and directs that a check in payment of the redemption amount be delivered to the undersigned unless a different name has been indicated below. The undersigned understands that this request can be revoked by delivering written notice to the Paying Agent on or before the Holder Redemption Date, together with the undersigned's non-transferable receipt for such Security.

Dated
     ------------------------



                                     ___________________________________________
                                     Signature
                                     MUST BE GUARANTEED IF CHECK
                                     IS TO BE MADE PAYABLE TO A
                                     NAME OTHER THAN THE
                                     REGISTERED HOLDER OF THE
                                     SECURITY

If a check in payment of the
redemption amount is to be
delivered to a person other
than the holder, please print
such person's name and address:

________________________________

________________________________

________________________________



                                                     HOLDER

                                     Please print name and address of holder:

                                     ________________________________________

                                     ________________________________________

                                     ________________________________________

                         SCHEDULE OF EXCHANGES OF NOTES

         The following exchanges of a part of this Rule 144A Global Security for Registered Regulation S Securities have been made:

                                                                        Principal Amount
                                                                        of this Global
                        Amount of decrease    Amount of increase        Security following    Signature of
                        in Principal Amount   in Principal Amount       such                  authorized Officer
                        of this Global        of this Global            decrease (or          of Trustee or
Date of Exchange        Security              Security                  increase)             Security Registrar
----------------------- --------------------- ------------------------- --------------------- ---------------------

